Exhibit 13.1

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May 13, 2018 - May 17, 2018

Ad status	Ad name	Device preference	Final URL	Mobile final URL	Display URL	Headline	Headline 1	Headline 2	Description	Description 1	Description 2	Business name	Long headline	Promotion text
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Enabled	--	All	https://www.realtyclub.com/investments/diversified-housing-reit/		--	--	Multifamily REIT	Express Interest Now	New income-focused, Diversified Housing REIT.	--	--	--	--	--
Enabled	REITd300x250dark.png	All	https://www.realtyclub.com/investments/diversified-housing-reit/		realtyclub.com	--	--	--	--	--	--	--	--	--

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Ad status	Ad name	Device preference	Final URL	Mobile final URL	Display URL	Headline	Headline 1	Headline 2	Description	Description 1	Description 2	Business name	Long headline	Promotion text
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Enabled	REITdark250x250-compressor.png	All	https://www.realtyclub.com/investments/diversified-housing-reit/		realtyclub.com	--	--	--	--	--	--	--	--	--
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Ad status	Ad name	Device preference	Final URL	Mobile final URL	Display URL	Headline	Headline 1	Headline 2	Description	Description 1	Description 2	Business name	Long headline	Promotion text
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Enabled	--	All	https://www.realtyclub.com/investments/diversified-housing-reit/		--	--	Multifamily REIT	Express Interest Now	New income-focused Diversified Housing REIT. View now.	--	--	--	--	--

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Platform Ventures Diversified Housing REIT Investment Overview March 2018 CONFIDENTIAL | NOT FOR REDISTRIBUTION 1

CONFIDENTIAL | NOT FOR REDISTRIBUTION DISCLAIMER No money or other consideration is being solicited hereby, and if sent in response to this presentation or otherwise, will not be accepted. An offering statement pursuant to Regulation A relating to these securities will be filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted and no part of the purchase price can be received before the offering statement filed with the Commission is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. A person’s indication of interest involves no obligation or commitment of any kind. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy nor may there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful before registration or qualification under the laws of any such state. CONFIDENTIAL | NOT FOR REDISTRIBUTION 2

Platform Ventures Diversified Housing REIT Investment Strategy • Intends to invest in stabilized, income-oriented multi-tenant housing real estate in the U.S. • Aim to provide tax efficient income through quarterly distributions and what we believe to be modest asset appreciation • Aims to diversify across multi-family apartments, student housing and senior living facilities $50 $97 696 Million Million Units Initial Equity Raise Seed Assets Purchased1 Seed Portfolio 6.5% 7.6% Yield Yield Target Annual Distribution2 Tax Adjusted Annual Distribution3 1Represents the gross purchase price and is not adjusted for our percentage ownership, closing costs, fees, or expenses paid by the REIT. Please reference the offering materials for more details. 2Target annual distribution is a pre-tax yield to investors based on the recent performance of the Seed Assets. The calculation is based on net cash flow before debt (including current annual loan commitments) on the trailing twelve month financial performance of Orchard Corners and Oxford at Country Club and the annualized trailing twelve month financial performance of Domain at City Center as of 12/31/17. Domain at City Center is annualized because the Seed Asset was in lease-up during most of the year and reached stabilization September 2017. Please note the past performance is not a guarantee of future performance. There is no guarantee that we will achieve this target annual distribution. 3Tax adjusted return is a pre-tax yield an investor would need to receive from an equivalent mutual fund investment in order to achieve the same after tax yield as the REIT investor receiving the 6.5% target annual distribution. The tax adjusted return is calculated based on the targeted yield including the nontaxable return of capital dividend due to the REIT depreciable assets (assuming the assets are depreciated over 30 years for tax purposes). It assumes the REIT investor will be subject to a 34.6% blended tax rate comprised of i) 29.6% nonqualified dividend tax rate including the 20% passthrough deduction and ii) 5% blended state income tax rate. It assumes the mutual fund investor will be subject to a 28.8% blended tax rate comprised of i) 20% qualified dividend tax rate; ii) 3.8% net investment income tax surtax and; iii) 5% blended state income tax rate. CONFIDENTIAL | NOT FOR REDISTRIBUTION 3

Platform Ventures* Platform Ventures is a real estate investment and technology company. We invest in real estate assets, real estate operating companies, and real estate technologies** *Mariner Real Estate Management (“MREM”) changed its name to Platform Investments as of 6/22/2017. Platform Investments is wholly owned by Platform Ventures. To the extent information on this presentation speaks to date of operations and/or services provided prior to the date of rebranding, said references are intended to reference dates of operation and/or services provided by the previous entity, MREM. **Please note, the firm's registered investment advisory entity, Platform Investments, is the entity that provides investment advisory services. Registration of an investment adviser does not imply any level of skill or training. CONFIDENTIAL | NOT FOR REDISTRIBUTION 4

 CONFIDENTIAL | NOT FOR REDISTRIBUTION Platform Ventures Firm Overview Platform Ventures was formed by Ryan Anderson, Terry Anderson, and Mariner Holdings. Platform Ventures owns an SEC Registered Investment Advisor1 with a real estate middle market focus. Platform Ventures’ management team of real estate professionals has experience investing across the risk spectrum. $1.1 $614 $15-$50 Billion2 Million3 Million Assets Under Management Equity Deployed Since 2010 Average Deal Size $1.1 $1.0 37 Billion3 Billion3 States Mortgages/Assets Purchased Loans Originated Location of investments 1Platform Investments is the registered investment advisor entity that provides investment advisory services. Registration of an investment adviser does not imply any level of skill or training. 2Please note, number is as of 9/30/2017, includes affiliates that are not registered with the SEC as a Registered Investment Adviser and this does not represent Regulatory Assets Under Management as defined by the SEC. Registration of an investment adviser does not imply any level of skill or training. 3Number as of 9/30/2017 and includes affiliates CONFIDENTIAL | NOT FOR REDISTRIBUTION 5

Platform Ventures Historical Investment Experience Across the Country and Across the Capital Stack* Capital stack, geographic, and product type agnostic – Various discretionary commingled funds, we look for value across the market co-investments, and single-asset direct investments Conduit Originations Platform Residential Lot A&D Loan Program FDIC / purchase of Non-performing notes *The above is shown for illustrative purposes only. Platform Ventures does not guarantee to execute any specific allocation or invest in any specific assets. All referenced categorizations reflect classifications determined by Platform Ventures. In addition, the above is a high level summary for background purposes only and does not purport to be complete. **Includes Silverwest Hotels’ equity investments in Colorado and Iowa. CONFIDENTIAL | NOT FOR REDISTRIBUTION 6

Platform Ventures Investments, Technology & Strategic Ventures Investments* Technology Strategic Ventures Exited Ventures *Please note, investment advisory services are provided by the firm’s registered investment advisory entity, Platform Investments. Registration of an investment adviser does not imply any level of skill or training. For more information, please contact us or visit the SEC's website www.adviserinfo.sec.gov. CONFIDENTIAL | NOT FOR REDISTRIBUTION 7

Platform Ventures Diversified Housing REIT Investment Strategy CONFIDENTIAL | NOT FOR REDISTRIBUTION

CONFIDENTIAL | NOT FOR REDISTRIBUTION Platform Ventures Diversified Housing REIT Investment Strategy • Intends to invest in stabilized, income-oriented multi-tenant housing real estate in the U.S. • Aim to provide tax efficient income through quarterly distributions and what we believe to be modest asset appreciation • Aims to diversify across multi-family apartments, student housing and senior living facilities $50 $97 696 Million Million Units Initial Equity Raise Seed Assets Purchased1 Seed Portfolio 6.5% 7.6% Yield Yield Target Annual Distribution2 Tax Adjusted Annual Distribution3 1Represents the gross purchase price and is not adjusted for our percentage ownership, closing costs, fees, or expenses paid by the REIT. Please reference the offering materials for more details. 2Target annual distribution is a pre-tax yield to investors based on the recent performance of the Seed Assets. The calculation is based on net cash flow before debt (including current annual loan commitments) on the trailing twelve month financial performance of Orchard Corners and Oxford at Country Club and the annualized trailing twelve month financial performance of Domain at City Center as of 12/31/17. Domain at City Center is annualized because the Seed Asset was in lease-up during most of the year and reached stabilization September 2017. Please note the past performance is not a guarantee of future performance. There is no guarantee that we will achieve this target annual distribution. 3Tax adjusted return is a pre-tax yield an investor would need to receive from an equivalent mutual fund investment in order to achieve the same after tax yield as the REIT investor receiving the 6.5% target annual distribution. The tax adjusted return is calculated based on the targeted yield including the nontaxable return of capital dividend due to the REIT depreciable assets (assuming the assets are depreciated over 30 years for tax purposes). It assumes the REIT investor will be subject to a 34.6% blended tax rate comprised of i) 29.6% nonqualified dividend tax rate including the 20% passthrough deduction and ii) 5% blended state income tax rate. It assumes the mutual fund investor will be subject to a 28.8% blended tax rate comprised of i) 20% qualified dividend tax rate; ii) 3.8% net investment income tax surtax and; iii) 5% blended state income tax rate. CONFIDENTIAL | NOT FOR REDISTRIBUTION 9

Seed Asset Summary Oxford at Country Club Domain at City Center Orchard Corners • 432-unit Apartment Complex • 200-unit Apartment Complex • 64-unit Student Apartment Complex • Located in Baytown, TX • Located in Lenexa, KS • Located in Lawrence, KS • Houston, TX MSA • Kansas City MSA • University of Kansas • Class A built in 2010 and 2013 • Class A built in 2016 • Class B built in 1987 • 94% Occupied as of 11/30/2017 • 95% Occupied as of 11/30/2017 • 98% Occupied as of 11/30/2017 CONFIDENTIAL | NOT FOR REDISTRIBUTION 10

U.S. Macro Housing Trends Housing Trends1 Impact New supply being added below historic levels – 2016 was • Decreasing vacancies the 7th straight year of new housing growth; however, housing • Increasing single-home and multi-family prices added over the last decade trails every decade since the late • Increasing rents 1970s – completions totaled just 9 million units, more than 4 million units less than the next-worst 10-year period Millennial generation beginning to start households – • Increasing housing and rental demand 35.6% of 18-34 year-olds live with their parents (all time high) – • Increasing rents Expected to head 49.8 million households by 2035, from only • Decreasing availability of entry level homes 16 million in 2015 Aging population with changing housing requirements – • Increasing multi-generational housing demand population over 65 is expected to grow by 31 million between • Increasing single-person household demand 2015 and 2035 • Increasing demand for handicap accessible housing Declining affordability of home ownership due to tight • Increasing rental demand supply and stricter mortgage lending practices – Nominal • Increasing rents median home prices increased in 97 of the largest 100 Metropolitan Statistical Areas (MSAs) 1The State of the Nation’s Housing 2017, JCHS of Harvard University CONFIDENTIAL | NOT FOR REDISTRIBUTION 11

U.S. Demographic Trends Student Senior Multi-family Housing Housing CONFIDENTIAL | NOT FOR REDISTRIBUTION 12

 Multi-Family Market Trends National Apartment Cap Rate Trend (TTM)1 • 12 consecutive years of rental demand 7.0% growth to 43.3 million rental households2 • 44% of growth driven by the population 6.0% over 55 years old • 25% of growth driven by millennials • 1 million new renters per year (2012- 5.0% 2016) • 50-year rental demand high at 37% of 4.0% households '12 '13 '14 '15 '16 '17 All Apt Mid-Highrise Garden • Vacancies remain near historic low at 5.9% nationally3 National Apartment Vacancy and Rent Growth3 10.00% • 4.6 million new rental units required by 20304 8.00% • 350,000 units need to be developed 6.00% per year to meet demand 4.00% • 244,000 units have been developed 2.00% per year over the last 4 years 0.00% -2.00% '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 -4.00% -6.00% Rent Growth Vacancy Rate 1Real Capital Analytics www.rcanalytics.com; 2The State of the Nation’s Housing 2017, JCHS of Harvard University; 3CoStar National Apartment Market Report, December 1, 2017; 4US Apartment Demand – A Forward Look, National Multifamily Housing Council, May 2017 CONFIDENTIAL | NOT FOR REDISTRIBUTION 13

Student Housing

Trends

- Demand/supply imbalance in student housing
  - 4.2 million new 18 year-olds per year through 2025[1]
  - On-campus supply can house 20%-25% of the enrolled students at many colleges; current supply is around 3 million beds[2]
  - Median age of dorms in the top 65 markets is approximately 50 years old[2]
- Sector can provide downside protection during downturns
  - In every recession since 1960, college enrollment has increased[3]
  - Average occupancy for the sector is 95.8% with 14% enrollment growth expected through 2024[4]



Projected Enrollment in Post Secondary Institutions (Millions)[3]
Current On-Campus Supply
Enrollment
2023
2021
2019
2017
2015
2013
2011
2009
2007
2005
2003
2001
1999
1997
1995
0
5
10
15
20

[1]Projections of the Population by Sex and Age for the U.S.: 2015 – 2060, U.S. Census Bureau; [2]A Rush to Meet Rising Demand, and Expectations for Student Housing, The New York Times, February 2017; [3]The Great Recession spurred student interest in higher education, Stanford News [4]Projections of Education Statistics to 2024, National Center for Educational Services, September 2016

CONFIDENTIAL | NOT FOR REDISTRIBUTION

14

Senior Living Trends1 65+ Population (in millions)1 • Dramatic aging of the U.S. population 120 • 10,000 people per day are turning 65 100 years old 80 • Total population over the age of 65 is 60 projected to grow by 31 million 40 between 2015 and 2035 20 0 • Homeownership rates start to drop off around 2015 2020 2025 2030 2035 2040 2045 2050 2055 age 75 and the drop off accelerates above 80 65-75 75-85 85+ years old • Peak of Baby Boomers reach 75 years of age and beyond around 2025 Average Continuing Care Retirement Community Entrance Fee (in thousands)2 • 17.1 million households will have ambulatory $320 disabilities by 2035 - only 1% of the national $310 housing stock has no-step entry; single-floor $300 living; extra-wide hallways and doorways; electrical controls reachable from a $290 wheelchair; and lever-style handles on $280 faucets and doors to satisfy aging population $270 $260 2012 2013 2014 2015 2016 1Projections of the Population by Sex and Age for the U.S.: 2015 – 2060, U.S. Census Bureau 2Senior Housing Research, National Report 2Q2017 – Marcus & Millichap CONFIDENTIAL | NOT FOR REDISTRIBUTION 15

Potential Tax Benefits of REIT Investments Net After-Tax Yield* • REITs are able to deduct depreciation as a 6.5% non-cash expense to reduce taxable income 5.5% • The Tax Cuts and Jobs Act (“TJCA”) passed REIT Tax in December 2017 includes a new pass- Savings 4.5% through deduction of 20% on business income 5.4% 3.5% 4.6% • REIT dividends are eligible for the new 20% pass-through deduction 2.5% REIT Mutual Fund • Personal income limitations and other business income limitations do not After-Tax Yield Tax Impact apply to REIT dividends for purposes of calculating the 20% pass-through REIT MUTUAL FUND deduction Pre-Tax Income $3,250,000 $3,250,000 Taxes Paid ($547,833) ($936,000) After-Tax Cash Flow $2,702,167 $2,314,000 Potential Tax Benefit of REIT* $388,167 *Assumes the REIT and Mutual Fund invest $50 million in assets. Assumes investors receive a pre-tax annual distribution of 6.5% of the investment base. The REIT distribution assumes a 37% federal income tax rate, application of the 20% deduction on pass-through income, and 5% state tax rate. REITs are not subject to the 3.8% Net Investment Income Tax. REIT taxable income is reduced by depreciation expense assuming 30 year straight-line depreciation (based on the 2017 TJCA which lowers the ADS recovery period to 30 years for residential real property). The Mutual Fund distribution assumes 20% federal income tax rate on qualified dividends, 3.8% Net Investment Income Tax, and 5% state income tax rate. Information contained herein is a summary and does not purport to be complete. This example illustrates an estimate of net after-tax yield based on internal calculations. Calculations included herein are based on key assumptions including, but not limited to, the assumptions listed above. For more detail relating to the assumptions relied upon herein, please contact us. This example is for informational and illustrative purposes only, and nothing herein constitutes a guarantee or any indication of actual results or returns. CONFIDENTIAL | NOT FOR REDISTRIBUTION 16

Platform Ventures Diversified Housing REIT Summary of Key Offering Terms CONFIDENTIAL | NOT FOR REDISTRIBUTION

CONFIDENTIAL | NOT FOR REDISTRIBUTION Platform Ventures Diversified Housing REIT Summary of Key Terms Initial Offering Size Up to $50,000,000 Share Price $9.75 per share on the initial $5,000,000 of common shares sold and $10.00 per share thereafter until the first valuation date Minimum Investment $25,000 Sponsor Commitment Up to 5% of outstanding equity not to exceed $2,500,000 Net Asset Value (NAV) The NAV per share will be adjusted monthly, beginning after 12 months Redemption Plan Redemptions will be made available quarterly. The number of shares to be redeemed during any calendar quarter is limited to 2.5% of the Company’s aggregate NAV. Shares may not be redeemed until they have been held for at least 24 months. The redemption plan is subject to restrictions and may be modified at any time by the Manager Distributions Expected distributions no less than quarterly, beginning the first quarter after closing on the seed assets. Declaration of distributions is subject to the Manager’s discretion Term of the Company Expect to be managed as a perpetual investment vehicle. The Manager has the discretion to consider a liquidity transaction at any time if it determines it is in the best interest of the REIT Share Classes Class A Shares: • Purchased through a financial advisor with minimum investment of $25,000; or • Purchased directly without a financial advisor with minimum investment of $1,000,000 Class D Shares: Purchased directly without a financial advisor with investment less than $1,000,000 (minimum investment of $25,000) The table above is a summary of the key terms and is not intended to include all of the terms of the offering. Please reference the offering materials for a complete list of all terms. CONFIDENTIAL | NOT FOR REDISTRIBUTION 18

Platform Ventures Diversified Housing REIT Summary of Expenses and Fees Organization and Reimburse the Manager, without interest, for organization and offering costs incurred before and after launch Offering Expenses Acquisition / Reimburse the Manager for actual expenses incurred in connection with the selection, acquisition or origination Origination Expenses of an investment, to the extent the Manager is not reimbursed by any Operating Partner whether or not we ultimately acquire or originate the investment Acquisition/ Equity Investments: Up to 1.0% of the amount of the property purchase price to the Manager or its affiliates. Origination Fee Debt Investments: The Manager or its affiliates will receive 1.0% of the amount funded. Any origination fee exceeding 1.0% will be paid directly to the REIT Investment Monthly investment management fee equal to an annualized rate of 1.5%, based on net offering proceeds as of Management Fee the end of each prior month through the end of the Introductory Period, and thereafter will be based on our NAV (on a consolidated basis) at the end of each prior month. Class D Share Monthly servicing fee for Class D shareholders equal to an annualized rate of 0.50% of the aggregate NAV of Servicing Fee Class D shares based on net offering proceeds from the sale of Class D shares through the end of the Introductory Period. Thereafter, will be based on the NAV per share of Class D shares at the end of the prior month. Annual Performance A performance expense will be included based on the net total return of shareholders in any calendar year, Fee such that for any year in which the total return per share exceeds 6% per annum, the Manager will receive 10% of the excess total return Exit Performance Fee Upon a liquidating event of the REIT, the Manager will receive 10% of the total return of the REIT in excess of an annualized 6% return (non-compounded) The table above is a summary of the key terms and is not intended to include all of the terms of the offering. Please reference the offering materials for a complete list of all terms. CONFIDENTIAL | NOT FOR REDISTRIBUTION 19

Platform Ventures Diversified Housing REIT Seed Assets CONFIDENTIAL | NOT FOR REDISTRIBUTION 20

High-Yielding Multi-family Apartments

Class A Apartment in Baytown, TX (Houston MSA)

Oxford at Country Club	Details
Asset Profile:	Class A three-story apartment community built in two phases in 2010 and 2013 near Houston, TX.
Type of Property:	Apartment, 432-Units; 94% occupied as of 11/30/2017
Gross Purchase Price:	$46.9 MM ($108,565/unit) with a $35.5MM loan (75.7% LTC)
Investment Strategy:	Acquire a new construction, what we view as a high quality asset with limited capital requirements. Platform Ventures Diversified Housing REIT aims to earn stable cashflows.
Investment Overview:	• Highest quality asset in the submarket, in our opinion • New property with limited capital requirements • Located near major Houston employment centers: the Port of Houston/Petrochemical Industry. Over $10bn in expansions and new construction is either planned or under construction set to bring at least 22,000 construction jobs and 1,100 permanent jobs over the next decade[1] • Purchasing 15%-20% below construction cost[2] - no new units under construction within 5 miles of property • Experienced operator with a 25-year operating track record
Equity Investment:	$4.88MM[3]




Cypress
Humble
Houston
Pasadena
Sugar Land
Pearland
Alvin
Baytown
Mont Belvieu
Oxford at Country Club

[1]Baytown-West Cambers County Economic Development Foundation; [2]Construction cost is internally calculated from market data. Please contact us if you would like further information with regard to any calculations. The price of the property at a price calculated below construction cost in no way guarantees the ability to sell the property at or near construction cost; [2]The projected amount of equity to be invested by us in Oxford is based on the original equity funded by the Sponsor affiliate in to the Sponsor fund that owns the joint venture interest in Oxford), which was primarily based on the combined purchase prices for Phase I and Phase II of $46,900,000, plus 8% per annum catch-up interest (charged to all new investors in the Sponsor fund) less the Sponsor affiliate's pro rata share of distributions made since inception by Sponsor fund, which approximate 8% per annum.

CONFIDENTIAL | NOT FOR REDISTRIBUTION

21

 Stable Multi-family Apartments Class A Apartment in Lenexa, KS (Kansas City MSA) Domain at City Center Details Asset Profile: New construction (2016), Class-A property located in Lenexa, KS, one of Kansas City’s most desirable and top performing sub-markets (Johnson County)1. The property includes 200 Units (54% studios/1-beds & 46% 2-beds) with an average unit size of 1,024 sf and a 305 parking space garage (1.5/unit) Type of Property: Apartment, 200-Units; 95% occupied as of 11/30/2017 Gross Purchase Price: $43MM ($215,000/unit) with a $32.8MM loan (76% LTV) Investment Strategy: Acquire 64.71% of the property, the developer, EPC Real Estate Group will retain a 10% interest and 4 minority investors account for the remaining equity Investment Overview: • The property is in the center of Lenexa City Center, a mixed-use walkable development spearheaded by the City of Lenexa. The development includes a new $75 million city hall, 250 hotel rooms, a state-of-the-art aquatics center, a public library, Lifetime Fitness, and over 400,000 SF of retail & office space • In our opinion the asset is higher quality than competing properties in terms of interior finishes and superior amenity package. Amenities include resort-style pool, fitness/yoga center and business center among others Equity Investment: $7.62MM2 1Submarket has the second highest rent per sf in the Kansas City Metro according to CoStar Market Reports; 2Reflects the Sponsor affiliate’s gross purchase price for the 64.71% member interest in Domain on January 5, 2018 that equated to an underlying property value of $43 million. Assumes a projected acquisition date of March 31, 2018 and includes warehousing and acquisition fees CONFIDENTIAL | NOT FOR REDISTRIBUTION 22

Stable Student Apartments Student apartments in Lawrence, KS (University of Kansas) Orchard Corners Details Asset Profile: Fully furnished apartment building developed in 1987 in Lawrence, KS. The property is located less than two miles west of the University of Kansas and marketed towards students. Platform Ventures Diversified Housing REIT will provide $2.0MM in equity to purchase the apartments Type of Property: Apartment, 184-Beds/64-Units; 98% occupied as of 11/30/2017 for 2017-2018 school year Gross Purchase Price: $5.6MM ($88,863/unit) with a $3.9MM loan (70% LTV) Investment Strategy: Acquire a stabilized asset in Lawrence, KS with a stable renter base generated by the University of Kansas. Make improvements to the property over the first two years of ownership. Raise rents in year three and stabilize. Investment Overview: • Located 1.5 miles west of University of Kansas, which enrolls over 28,000 students, and has 1,800 faculty members • The median age in Lawrence is 28, with the majority of residents renting1 • Universities typically have limited resources to upgrade older product or to build new product to meet enrollment growth expectations Equity Investment: $2.17MM2 1U.S. Census Bureau 2Reflects the gross purchase price of Orchard Corners upon acquisition by the Sponsor affiliate on October 24, 2017. Assumes a projected acquisition date of March 31, 2018 and includes warehousing and acquisition fees CONFIDENTIAL | NOT FOR REDISTRIBUTION 23

Appendix Investment Portal CONFIDENTIAL | NOT FOR REDISTRIBUTION 24

Offerings Accessible on the RealtyClub Platform

Once registered through the RealtyClub platform, financial advisors and their clients gain immediate access to institutional-quality commercial real estate opportunities and resources that aim to increase advisors' and clients' knowledge base.

REALTYCLUB™ by PLATFORM VENTURES

Built and supported by Platform Ventures, the RealtyClub platform uses technology aimed to support financial advisors with commercial real estate services and resources. Whether the resources are used for existing investments or used to evaluate new opportunities, the RealtyClub platform was built to provide access to high-quality real estate investments with on-demand tools designed to assist financial advisors in the active management of their clients' real estate portfolios.

CONFIDENTIAL | NOT FOR REDISTRIBUTION
25

How It Works 1 Access at 2 Evaluate realtyclub.com View properties, access Provide your information resources, and invite your and receive approval. clients to view investment opportunities. 3 Invest 4 Monitor Share opportunities with your Track and view client clients and initiate an investments through the automated investment RealtyClub platform. Asset process. All in one place. management, tax and financial statements are accessible through the secure portal. CONFIDENTIAL | NOT FOR REDISTRIBUTION 26

Disclosures This document contains confidential, proprietary information, and may not be distributed in whole or in part. It is intended for informational purposes only and does not constitute legal, tax, or accounting advice or any other advice of any kind. This document does not constitute an offer to sell or a solicitation of an offer to buy any security and may not be relied upon in connection with the purchase or sale of any security. If any offer of securities is made, it shall be made pursuant to a formal offering that would contain material information not contained in this presentation and that will supersede, amend and supplement this information in its entirety. The investment opportunity is new, has no track record, is speculative, and involves a high degree of risk, which each investor must carefully consider. There can be no assurance that the investment objective will be achieved. An investor could lose all or a substantial amount of his, her or its investment. Past performance does not guarantee future results. Any views expressed herein are for commentary purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that the views and opinions expressed herein will come to pass. This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, they have not been independently verified and we do not assume any responsibility for the accuracy of such information. CONFIDENTIAL | NOT FOR REDISTRIBUTION 27

Disclosures Actual events are difficult to predict, are beyond our control and may differ from those assumed. There can be no assurance that targeted returns will be realized, that forward-looking statements will materialize or that actual returns or results will not be materially lower than those presented. All forward-looking statements included are based on information available on the date hereof, and we assume no duty to update any forward-looking statement. No representation or warranty of any kind, express or implied, is made as to the accuracy or completeness of the estimates, projections and other information contained in this presentation, and nothing contained in this presentation shall be relied upon as a promise or representation whether as to the past or future performance. The use of projections or forecasts in the contemplated offering is prohibited. No one is permitted to make any oral or written predictions about cash benefits or tax consequences you will receive from your investment in our common shares. CONFIDENTIAL | NOT FOR REDISTRIBUTION 28

  Disclosures Actual events are difficult to predict, are beyond our control and may differ from those assumed. There can be no assurance that targeted returns will be realized, that forward-looking statements will materialize or that actual returns or results will not be materially lower than those presented. All forward-looking statements included are based on information available on the date hereof, and we assume no duty to update any forward-looking statement. No representation or warranty of any kind, express or implied, is made as to the accuracy or completeness of the estimates, projections and other information contained in this presentation, and nothing contained in this presentation shall be relied upon as a promise or representation whether as to the past or future performance. The use of projections or forecasts in the contemplated offering is prohibited. No one is permitted to make any oral or written predictions about cash benefits or tax consequences you will receive from your investment in our common shares. CONFIDENTIAL | NOT FOR REDISTRIBUTION 28

Platform Ventures Diversified Housing REIT Investment Overview April 2018 CONFIDENTIAL | NOT FOR REDISTRIBUTION

DISCLAIMER No money or other consideration is being solicited hereby, and if sent in response to this presentation or otherwise, will not be accepted. An offering statement pursuant to Regulation A relating to these securities will be filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted and no part of the purchase price can be received before the offering statement filed with the Commission is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date. A person’s indication of interest involves no obligation or commitment of any kind. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy nor may there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful before registration or qualification under the laws of any such state. CONFIDENTIAL | NOT FOR REDISTRIBUTION 2

 Platform Ventures Diversified Housing REIT Investment Strategy • Intends to invest in stabilized, income-oriented multi-tenant housing real estate in the U.S. • Aim to provide tax efficient income through quarterly distributions and what we believe to be modest asset appreciation • Aims to diversify across multi-family apartments, student housing and senior living facilities $50 $49 264 Million Million Units Initial Equity Raise Seed Assets Purchased1 Seed Portfolio 6.5% 7.6% Yield Yield Target Annual Distribution2 Tax Adjusted Annual Distribution3 1Represents the gross purchase price and is not adjusted for our percentage ownership, closing costs, fees, or expenses paid by the REIT. Please reference the offering materials for more details. 2Target annual distribution is a pre-tax yield to investors based on the recent performance of the Seed Assets. The calculation is based on net cash flow before debt (including current annual loan commitments) on the trailing twelve month financial performance of Orchard Corners and the annualized trailing twelve month financial performance of Domain at City Center as of 12/31/17. Domain at City Center is annualized because the Seed Asset was in lease-up during most of the year and reached stabilization September 2017. Please note the past performance is not a guarantee of future performance. There is no guarantee that we will achieve this target annual distribution. 3Tax adjusted return is a pre-tax yield an investor would need to receive from an equivalent mutual fund investment in order to achieve the same after tax yield as the REIT investor receiving the 6.5% target annual distribution. The tax adjusted return is calculated based on the targeted yield including the nontaxable return of capital dividend due to the REIT depreciable assets (assuming the assets are depreciated over 30 years for tax purposes). It assumes the REIT investor will be subject to a 34.6% blended tax rate comprised of i) 29.6% nonqualified dividend tax rate including the 20% passthrough deduction and ii) 5% blended state income tax rate. It assumes the mutual fund investor will be subject to a 28.8% blended tax rate comprised of i) 20% qualified dividend tax rate; ii) 3.8% net investment income tax surtax and; iii) 5% blended state income tax rate. CONFIDENTIAL | NOT FOR REDISTRIBUTION 3

Platform Ventures* Platform Ventures is a real estate investment and technology company. We invest in real estate assets, real estate operating companies, and real estate technologies** *Mariner Real Estate Management (“MREM”) changed its name to Platform Investments as of 6/22/2017. Platform Investments is wholly owned by Platform Ventures. To the extent information on this presentation speaks to date of operations and/or services provided prior to the date of rebranding, said references are intended to reference dates of operation and/or services provided by the previous entity, MREM. **Please note, the firm's registered investment advisory entity, Platform Investments, is the entity that provides investment advisory services. Registration of an investment adviser does not imply any level of skill or training. CONFIDENTIAL | NOT FOR REDISTRIBUTION 4

Platform Ventures

Firm Overview

Platform Ventures was formed by Ryan Anderson, Terry Anderson, and Mariner Holdings. Platform Ventures owns an SEC Registered Investment Advisor[1] with a real estate middle market focus. Platform Ventures' management team of real estate professionals has experience investing across the risk spectrum.

$1.2 Billion[2] Assets Under Management	**$620 Million**[3] Equity Deployed Since 2010	**$15-$50 Million** Average Deal Size
$1.3 Billion[3] Mortgages/Assets Purchased	**$1.0 Billion**[3] Loans Originated	**37 States** Location of investments

[1] Platform Investments is the registered investment advisor entity that provides investment advisory services. Registration of an investment adviser does not imply any level of skill or training.
[2] As of 12/31/2017, includes affiliates that are not registered with the SEC as a Registered Investment Adviser and does not represent Regulatory Assets Under Management as defined by the SEC. Registration of an investment adviser does not imply any level of skill or training.
[3] As of 12/31/2017 and includes affiliates

CONFIDENTIAL | NOT FOR REDISTRIBUTION

5

Platform Ventures Historical Investment Experience Across the Country and Across the Capital Stack* Capital stack, geographic, and product type agnostic – Various discretionary commingled funds, we look for value across the market co-investments, and single-asset direct investments Conduit Originations Platform Residential Lot A&D Loan Program FDIC / purchase of Non-performing notes *The above is shown for illustrative purposes only. Platform Ventures does not guarantee to execute any specific allocation or invest in any specific assets. All referenced categorizations reflect classifications determined by Platform Ventures. In addition, the above is a high level summary for background purposes only and does not purport to be complete. **Includes Silverwest Hotels’ equity investments in Colorado and Iowa. CONFIDENTIAL | NOT FOR REDISTRIBUTION 6

Platform Ventures Investments, Technology & Strategic Ventures Investments* Technology Strategic Ventures Exited Ventures *Please note, investment advisory services are provided by the firm’s registered investment advisory entity, Platform Investments. Registration of an investment adviser does not imply any level of skill or training. For more information, please contact us or visit the SEC's website www.adviserinfo.sec.gov. CONFIDENTIAL | NOT FOR REDISTRIBUTION 7

 Platform Ventures Diversified Housing REIT Investment Strategy CONFIDENTIAL | NOT FOR REDISTRIBUTION 8

CONFIDENTIAL | NOT FOR REDISTRIBUTION Platform Ventures Diversified Housing REIT Investment Strategy • Intends to invest in stabilized, income-oriented multi-tenant housing real estate in the U.S. • Aim to provide tax efficient income through quarterly distributions and what we believe to be modest asset appreciation • Aims to diversify across multi-family apartments, student housing and senior living facilities $50 $49 264 Million Million Units Initial Equity Raise Seed Assets Purchased1 Seed Portfolio 6.5% 7.6% Yield Yield Target Annual Distribution2 Tax Adjusted Annual Distribution3 1Represents the gross purchase price and is not adjusted for our percentage ownership, closing costs, fees, or expenses paid by the REIT. Please reference the offering materials for more details. 2Target annual distribution is a pre-tax yield to investors based on the recent performance of the Seed Assets. The calculation is based on net cash flow before debt (including current annual loan commitments) on the trailing twelve month financial performance of Orchard Corners and the annualized trailing twelve month financial performance of Domain at City Center as of 12/31/17. Domain at City Center is annualized because the Seed Asset was in lease-up during most of the year and reached stabilization September 2017. Please note the past performance is not a guarantee of future performance. There is no guarantee that we will achieve this target annual distribution. 3Tax adjusted return is a pre-tax yield an investor would need to receive from an equivalent mutual fund investment in order to achieve the same after tax yield as the REIT investor receiving the 6.5% target annual distribution. The tax adjusted return is calculated based on the targeted yield including the nontaxable return of capital dividend due to the REIT depreciable assets (assuming the assets are depreciated over 30 years for tax purposes). It assumes the REIT investor will be subject to a 34.6% blended tax rate comprised of i) 29.6% nonqualified dividend tax rate including the 20% passthrough deduction and ii) 5% blended state income tax rate. It assumes the mutual fund investor will be subject to a 28.8% blended tax rate comprised of i) 20% qualified dividend tax rate; ii) 3.8% net investment income tax surtax and; iii) 5% blended state income tax rate. CONFIDENTIAL | NOT FOR REDISTRIBUTION 9

Seed Asset Summary Domain at City Center Orchard Corners • 200-unit Apartment Complex • 64-unit Student Apartment Complex • Located in Lenexa, KS • Located in Lawrence, KS • Kansas City MSA • University of Kansas • Class A built in 2016 • Class B built in 1987 • 95% Occupied as of 3/31/2018 • 98% Occupied as of 3/31/2018 CONFIDENTIAL | NOT FOR REDISTRIBUTION 10

U.S. Macro Housing Trends Housing Trends1 Impact New supply being added below historic levels – 2016 was • Decreasing vacancies the 7th straight year of new housing growth; however, housing • Increasing single-home and multi-family prices added over the last decade trails every decade since the late • Increasing rents 1970s – completions totaled just 9 million units, more than 4 million units less than the next-worst 10-year period Millennial generation beginning to start households – • Increasing housing and rental demand 35.6% of 18-34 year-olds live with their parents (all time high) – • Increasing rents Expected to head 49.8 million households by 2035, from only • Decreasing availability of entry level homes 16 million in 2015 Aging population with changing housing requirements – • Increasing multi-generational housing demand population over 65 is expected to grow by 31 million between • Increasing single-person household demand 2015 and 2035 • Increasing demand for handicap accessible housing Declining affordability of home ownership due to tight • Increasing rental demand supply and stricter mortgage lending practices – Nominal • Increasing rents median home prices increased in 97 of the largest 100 Metropolitan Statistical Areas (MSAs) 1The State of the Nation’s Housing 2017, JCHS of Harvard University CONFIDENTIAL | NOT FOR REDISTRIBUTION 11

 U.S. Demographic Trends Student Senior Multi-family Housing Housing CONFIDENTIAL | NOT FOR REDISTRIBUTION 12

 Multi-Family Market Trends National Apartment Cap Rate Trend (TTM)1 • 12 consecutive years of rental demand 7.0% growth to 43.3 million rental households2 • 44% of growth driven by the population 6.0% over 55 years old • 25% of growth driven by millennials • 1 million new renters per year (2012- 5.0% 2016) • 50-year rental demand high at 37% of 4.0% households '12 '13 '14 '15 '16 '17 All Apt Mid-Highrise Garden • Vacancies remain near historic low at 5.9% nationally3 National Apartment Vacancy and Rent Growth3 10.00% • 4.6 million new rental units required by 20304 8.00% • 350,000 units need to be developed 6.00% per year to meet demand 4.00% • 244,000 units have been developed 2.00% per year over the last 4 years 0.00% -2.00% '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 -4.00% -6.00% Rent Growth Vacancy Rate 1Real Capital Analytics www.rcanalytics.com; 2The State of the Nation’s Housing 2017, JCHS of Harvard University; 3CoStar National Apartment Market Report, December 1, 2017; 4US Apartment Demand – A Forward Look, National Multifamily Housing Council, May 2017 CONFIDENTIAL | NOT FOR REDISTRIBUTION 13

Student Housing

Trends

- Demand/supply imbalance in student housing
  - 4.2 million new 18 year-olds per year through 2025[1]
  - On-campus supply can house 20%-25% of the enrolled students at many colleges; current supply is around 3 million beds[2]
  - Median age of dorms in the top 65 markets is approximately 50 years old[2]
- Sector can provide downside protection during downturns
  - In every recession since 1960, college enrollment has increased[3]
  - Average occupancy for the sector is 95.8% with 14% enrollment growth expected through 2024[4]

Projected Enrollment in Post Secondary Institutions (Millions)[3]



Current On-Campus Supply
Enrollment
2023
2021
2019
2017
2015
2013
2011
2009
2007
2005
2003
2001
1999
1997
1995
0
5
10
15
20

[1]Projections of the Population by Sex and Age for the U.S.: 2015 – 2060, U.S. Census Bureau; [2]A Rush to Meet Rising Demand, and Expectations for Student Housing, The New York Times, February 2017; [3]The Great Recession spurred student interest in higher education, Stanford News [4]Projections of Education Statistics to 2024, National Center for Educational Services, September 2016

CONFIDENTIAL | NOT FOR REDISTRIBUTION

14

Senior Living Trends1 65+ Population (in millions)1 • Dramatic aging of the U.S. population 120 • 10,000 people per day are turning 65 100 years old 80 • Total population over the age of 65 is 60 projected to grow by 31 million 40 between 2015 and 2035 20 0 • Homeownership rates start to drop off around 2015 2020 2025 2030 2035 2040 2045 2050 2055 age 75 and the drop off accelerates above 80 65-75 75-85 85+ years old • Peak of Baby Boomers reach 75 years of age and beyond around 2025 Average Continuing Care Retirement Community Entrance Fee (in thousands)2 • 17.1 million households will have ambulatory $320 disabilities by 2035 - only 1% of the national $310 housing stock has no-step entry; single-floor $300 living; extra-wide hallways and doorways; electrical controls reachable from a $290 wheelchair; and lever-style handles on $280 faucets and doors to satisfy aging population $270 $260 2012 2013 2014 2015 2016 1Projections of the Population by Sex and Age for the U.S.: 2015 – 2060, U.S. Census Bureau 2Senior Housing Research, National Report 2Q2017 – Marcus & Millichap CONFIDENTIAL | NOT FOR REDISTRIBUTION 15

Potential Tax Benefits of REIT Investments Net After-Tax Yield* • REITs are able to deduct depreciation as a 6.5% non-cash expense to reduce taxable income 5.5% • The Tax Cuts and Jobs Act (“TJCA”) passed REIT Tax in December 2017 includes a new pass- Savings 4.5% through deduction of 20% on business income 5.4% 3.5% 4.6% • REIT dividends are eligible for the new 20% pass-through deduction 2.5% REIT Mutual Fund • Personal income limitations and other business income limitations do not After-Tax Yield Tax Impact apply to REIT dividends for purposes of calculating the 20% pass-through REIT MUTUAL FUND deduction Pre-Tax Income $3,250,000 $3,250,000 Taxes Paid ($547,833) ($936,000) After-Tax Cash Flow $2,702,167 $2,314,000 Potential Tax Benefit of REIT* $388,167 *Assumes the REIT and Mutual Fund invest $50 million in assets. Assumes investors receive a pre-tax annual distribution of 6.5% of the investment base. The REIT distribution assumes a 37% federal income tax rate, application of the 20% deduction on pass-through income, and 5% state tax rate. REITs are not subject to the 3.8% Net Investment Income Tax. REIT taxable income is reduced by depreciation expense assuming 30 year straight-line depreciation (based on the 2017 TJCA which lowers the ADS recovery period to 30 years for residential real property). The Mutual Fund distribution assumes 20% federal income tax rate on qualified dividends, 3.8% Net Investment Income Tax, and 5% state income tax rate. Information contained herein is a summary and does not purport to be complete. This example illustrates an estimate of net after-tax yield based on internal calculations. Calculations included herein are based on key assumptions including, but not limited to, the assumptions listed above. For more detail relating to the assumptions relied upon herein, please contact us. This example is for informational and illustrative purposes only, and nothing herein constitutes a guarantee or any indication of actual results or returns. CONFIDENTIAL | NOT FOR REDISTRIBUTION 16

Platform Ventures Diversified Housing REIT Summary of Key Offering Terms CONFIDENTIAL | NOT FOR REDISTRIBUTION 17

CONFIDENTIAL | NOT FOR REDISTRIBUTION Platform Ventures Diversified Housing REIT Summary of Key Terms Initial Offering Size Up to $50,000,000 Share Price $9.75 per share on the initial $5,000,000 of common shares sold and $10.00 per share thereafter until the first valuation date Minimum Investment $25,000 Sponsor Commitment Up to 5% of outstanding equity not to exceed $2,500,000 Net Asset Value (NAV) The NAV per share will be adjusted monthly, beginning after 12 months Redemption Plan Redemptions will be made available quarterly. The number of shares to be redeemed during any calendar quarter is limited to 2.5% of the Company’s aggregate NAV. Shares may not be redeemed until they have been held for at least 24 months. The redemption plan is subject to restrictions and may be modified at any time by the Manager Distributions Expected distributions no less than quarterly, beginning the first quarter after closing on the seed assets. Declaration of distributions is subject to the Manager’s discretion Term of the Company Expect to be managed as a perpetual investment vehicle. The Manager has the discretion to consider a liquidity transaction at any time if it determines it is in the best interest of the REIT Share Classes Class A Shares: • Purchased through a financial advisor with minimum investment of $25,000; or • Purchased directly without a financial advisor with minimum investment of $1,000,000 Class D Shares: Purchased directly without a financial advisor with investment less than $1,000,000 (minimum investment of $25,000) The table above is a summary of the key terms and is not intended to include all of the terms of the offering. Please reference the offering materials for a complete list of all terms. CONFIDENTIAL | NOT FOR REDISTRIBUTION 18

 Platform Ventures Diversified Housing REIT Summary of Expenses and Fees Organization and Reimburse the Manager, without interest, for organization and offering costs incurred before and after launch Offering Expenses Acquisition / Reimburse the Manager for actual expenses incurred in connection with the selection, acquisition or origination Origination Expenses of an investment, to the extent the Manager is not reimbursed by any Operating Partner whether or not we ultimately acquire or originate the investment Acquisition/ Equity Investments: Up to 1.0% of the amount of the property purchase price to the Manager or its affiliates. Origination Fee Debt Investments: The Manager or its affiliates will receive 1.0% of the amount funded. Any origination fee exceeding 1.0% will be paid directly to the REIT Investment Monthly investment management fee equal to an annualized rate of 1.5%, based on net offering proceeds as of Management Fee the end of each prior month through the end of the Introductory Period, and thereafter will be based on our NAV (on a consolidated basis) at the end of each prior month. Class D Share Monthly servicing fee for Class D shareholders equal to an annualized rate of 0.50% of the aggregate NAV of Servicing Fee Class D shares based on net offering proceeds from the sale of Class D shares through the end of the Introductory Period. Thereafter, will be based on the NAV per share of Class D shares at the end of the prior month. Annual Performance A performance expense will be included based on the net total return of shareholders in any calendar year, Fee such that for any year in which the total return per share exceeds 6% per annum, the Manager will receive 10% of the excess total return Exit Performance Fee Upon a liquidating event of the REIT, the Manager will receive 10% of the total return of the REIT in excess of an annualized 6% return (non-compounded) The table above is a summary of the key terms and is not intended to include all of the terms of the offering. Please reference the offering materials for a complete list of all terms. CONFIDENTIAL | NOT FOR REDISTRIBUTION 19

Platform Ventures Diversified Housing REIT Summary of Expenses and Fees Organization and Reimburse the Manager, without interest, for organization and offering costs incurred before and after launch Offering Expenses Acquisition / Reimburse the Manager for actual expenses incurred in connection with the selection, acquisition or origination Origination Expenses of an investment, to the extent the Manager is not reimbursed by any Operating Partner whether or not we ultimately acquire or originate the investment Acquisition/ Equity Investments: Up to 1.0% of the amount of the property purchase price to the Manager or its affiliates. Origination Fee Debt Investments: The Manager or its affiliates will receive 1.0% of the amount funded. Any origination fee exceeding 1.0% will be paid directly to the REIT Investment Monthly investment management fee equal to an annualized rate of 1.5%, based on net offering proceeds as of Management Fee the end of each prior month through the end of the Introductory Period, and thereafter will be based on our NAV (on a consolidated basis) at the end of each prior month. Class D Share Monthly servicing fee for Class D shareholders equal to an annualized rate of 0.50% of the aggregate NAV of Servicing Fee Class D shares based on net offering proceeds from the sale of Class D shares through the end of the Introductory Period. Thereafter, will be based on the NAV per share of Class D shares at the end of the prior month. Annual Performance A performance expense will be included based on the net total return of shareholders in any calendar year, Fee such that for any year in which the total return per share exceeds 6% per annum, the Manager will receive 10% of the excess total return Exit Performance Fee Upon a liquidating event of the REIT, the Manager will receive 10% of the total return of the REIT in excess of an annualized 6% return (non-compounded) The table above is a summary of the key terms and is not intended to include all of the terms of the offering. Please reference the offering materials for a complete list of all terms. CONFIDENTIAL | NOT FOR REDISTRIBUTION 19

Stable Multi-family Apartments Class A Apartment in Lenexa, KS (Kansas City MSA) Domain at City Center Details Asset Profile: New construction (2016), Class-A property located in Lenexa, KS, one of Kansas City’s most desirable and top performing sub-markets (Johnson County)1. The property includes 200 Units (54% studios/1-beds & 46% 2-beds) with an average unit size of 1,024 sf and a 305 parking space garage (1.5/unit) Type of Property: Apartment, 200-Units; 95% occupied as of 3/31/2018 Gross Purchase Price: $43MM ($215,000/unit) with a $32.8MM loan (76% LTV) Investment Strategy: Acquire 64.71% of the property, the developer, EPC Real Estate Group will retain a 10% interest and 4 minority investors account for the remaining equity Investment Overview: • The property is in the center of Lenexa City Center, a mixed-use walkable development spearheaded by the City of Lenexa. The development includes a new $75 million city hall, 250 hotel rooms, a state-of-the-art aquatics center, a public library, Lifetime Fitness, and over 400,000 SF of retail & office space • In our opinion the asset is higher quality than competing properties in terms of interior finishes and superior amenity package. Amenities include resort-style pool, fitness/yoga center and business center among others Equity Investment: $7.82MM2 1Submarket has the second highest rent per sf in the Kansas City Metro according to CoStar Market Reports; 2Reflects the Sponsor affiliate’s gross purchase price for the 64.71% member interest in Domain on January 5, 2018 that equated to an underlying property value of $43 million. Assumes a projected acquisition date of June 1, 2018 and includes warehousing and acquisition fees CONFIDENTIAL | NOT FOR REDISTRIBUTION 21

CONFIDENTIAL | NOT FOR REDISTRIBUTION Stable Student Apartments Student apartments in Lawrence, KS (University of Kansas) Orchard Corners Details Asset Profile: Fully furnished apartment building developed in 1987 in Lawrence, KS. The property is located less than two miles west of the University of Kansas and marketed towards students. Platform Ventures Diversified Housing REIT will provide $2.0MM in equity to purchase the apartments Type of Property: Apartment, 184-Beds/64-Units; 98% occupied as of 3/31/2018 for 2017-2018 school year Gross Purchase Price: $5.6MM ($88,863/unit) with a $3.9MM loan (70% LTV) Investment Strategy: Acquire a stabilized asset in Lawrence, KS with a stable renter base generated by the University of Kansas. Make improvements to the property over the first two years of ownership. Raise rents in year three and stabilize. Investment Overview: • Located 1.5 miles west of University of Kansas, which enrolls over 28,000 students, and has 1,800 faculty members • The median age in Lawrence is 28, with the majority of residents renting1 • Universities typically have limited resources to upgrade older product or to build new product to meet enrollment growth expectations Equity Investment: $2.19MM2 1U.S. Census Bureau 2Reflects the gross purchase price of Orchard Corners upon acquisition by the Sponsor affiliate on October 24, 2017. Assumes a projected acquisition date of June 1, 2018 and includes warehousing and acquisition fees CONFIDENTIAL | NOT FOR REDISTRIBUTION 22

  Appendix Investment Portal CONFIDENTIAL | NOT FOR REDISTRIBUTION

 Offerings Accessible on the RealtyClub Platform Once registered through the RealtyClub platform, financial advisors and their clients gain immediate access to institutional-quality commercial real estate opportunities and resources that aim to increase advisors’ and clients’ knowledge base. Built and supported by Platform Ventures, the RealtyClub platform uses technology aimed to support financial advisors with commercial real estate services and resources. Whether the resources are used for existing investments or used to evaluate new opportunities, the RealtyClub platform was built to provide access to high-quality real estate investments with on-demand tools designed to assist financial advisors in the active management of their clients’ real estate portfolios. CONFIDENTIAL | NOT FOR REDISTRIBUTION 24

 How It Works 1 Access at 2 Evaluate realtyclub.com View properties, access Provide your information resources, and invite your and receive approval. clients to view investment opportunities. 3 Invest 4 Monitor Share opportunities with your Track and view client clients and initiate an investments through the automated investment RealtyClub platform. Asset process. All in one place. management, tax and financial statements are accessible through the secure portal. CONFIDENTIAL | NOT FOR REDISTRIBUTION 25

 Disclosures This document contains confidential, proprietary information, and may not be distributed in whole or in part. It is intended for informational purposes only and does not constitute legal, tax, or accounting advice or any other advice of any kind. This document does not constitute an offer to sell or a solicitation of an offer to buy any security and may not be relied upon in connection with the purchase or sale of any security. If any offer of securities is made, it shall be made pursuant to a formal offering that would contain material information not contained in this presentation and that will supersede, amend and supplement this information in its entirety. The investment opportunity is new, has no track record, is speculative, and involves a high degree of risk, which each investor must carefully consider. There can be no assurance that the investment objective will be achieved. An investor could lose all or a substantial amount of his, her or its investment. Past performance does not guarantee future results. Any views expressed herein are for commentary purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that the views and opinions expressed herein will come to pass. This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, they have not been independently verified and we do not assume any responsibility for the accuracy of such information. CONFIDENTIAL | NOT FOR REDISTRIBUTION 26

Disclosures Actual events are difficult to predict, are beyond our control and may differ from those assumed. There can be no assurance that targeted returns will be realized, that forward-looking statements will materialize or that actual returns or results will not be materially lower than those presented. All forward-looking statements included are based on information available on the date hereof, and we assume no duty to update any forward-looking statement. No representation or warranty of any kind, express or implied, is made as to the accuracy or completeness of the estimates, projections and other information contained in this presentation, and nothing contained in this presentation shall be relied upon as a promise or representation whether as to the past or future performance. The use of projections or forecasts in the contemplated offering is prohibited. No one is permitted to make any oral or written predictions about cash benefits or tax consequences you will receive from your investment in our common shares. CONFIDENTIAL | NOT FOR REDISTRIBUTION 27

 Contact Us Platform Ventures 4220 Shawnee Mission Pkwy, Suite 200 B Fairway, KS 66205 www.platformv.com Phone: (816) 561-3796 | Fax: (816) 753-0795 ryan.anderson@platformv.com | terry.anderson@platformv.com Investment advisory services are provided by Platform Investments LLC (“Platform Investments”), a wholly owned subsidiary of Platform Ventures. Platform Investments is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply any level of skill or training. Platform Investments and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which such registration or notice filing is required. Platform Investments may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Platform Investments with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Platform Investments, including its fees, services or registration status, please contact Platform Investments or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the Disclosure Brochure carefully before you invest or send money. CONFIDENTIAL | NOT FOR REDISTRIBUTION 28